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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K


                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 21, 2000


                               JABIL CIRCUIT, INC.
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             (Exact name of registrant as specified in its charter)


            DELAWARE                     001-14063                38-1886260
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(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)


             10560 Ninth Street North, St. Petersburg, Florida 33716
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          (Address of principal executive offices, including zip code)


         Registrant's Telephone No., including area code: (727) 577-9749
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                               JABIL CIRCUIT, INC.


Item 5.  Other Events.


         On November 21, 2000, Jabil Circuit, Inc., a Delaware corporation, issued the following press releases attached hereto as Exhibit 99 and incorporated by reference herein.


(c)      Exhibits

99       Press Release dated November 21, 2000.






                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    Jabil Circuit, Inc.
                                                    Registrant


Date: November 27, 2000                             By: /s/ Chris A. Lewis
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                                                        Chris A. Lewis
                                                        Chief Financial Officer













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